Goodwill	12 Months Ended
Dec. 31, 2025
Goodwill.
Goodwill

6.    Goodwill

Changes in the carrying amount of goodwill during the years ended December 31, 2025 and 2024, are as follows:

	U.S. Silicon Metal CGU	U.S. Silicon Based Alloys CGU	Total
	US$'000	US$'000	US$'000
Acquisition cost:
Balance at January 1, 2024	17,230	12,472	29,702
Additions	—	—	—
Balance at December 31, 2024	17,230	12,472	29,702
Additions	—	—	—
Balance at December 31, 2025	17,230	12,472	29,702

Impairment (Note 27.8):
Balance at January 1, 2024	—	—	—
Additions	(15,483)	—	(15,483)
Balance at December 31, 2024	(15,483)	—	(15,483)
Additions	(1,747)	—	(1,747)
Balance at December 31, 2025	(17,230)	—	(17,230)

Carrying amount at December 31, 2025	—	12,472	12,472

For the years ended December 31, 2025 and 2024, in connection with our annual goodwill impairment test, the Company recorded an impairment charge of $1,747 thousand and $15,483 thousand, respectively, in our U.S Silicon Metal CGU group.

Goodwill is allocated to its respective groups of CGUs and tested annually for impairment. The Company has determined that the lowest level within the Company that goodwill is monitored for internal management purposes comprises two groups of CGUs, which include four individual CGUs. In accordance with the requirements of IAS 36, an impairment loss is recorded when the recoverable amount is below the carrying amount of the net assets of a CGU or group of CGUs (including the goodwill allocated to it). A CGU’s or group of CGU’s recoverable amount is the higher of its fair value less costs of disposal and its value in use. As of December 31, 2025 and 2024, the recoverable amount for all groups of cash-generating units to which goodwill has been allocated has been determined based on value in use.

Of the individual CGUs which comprise the U.S. Silicon Metal CGU group, the Company’s Beverly facility has limited operations allocated to it, which were not sufficient on their own to support the recoverability of the remaining goodwill after prior impairments for goodwill associated with our Alloy facility in 2024 and our Selma facility in 2023. See more details in Note 8.

Key assumptions used in the determination of recoverable value

Ferroglobe operates in a cyclical market, and silicon and silicon-based alloy index pricing and foreign import pressure into the U.S. markets impact the future projected cash flows used in our impairment analysis. Our approach in determining the recoverable amount uses a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions of which the key assumptions used for estimating cash flow projections are the discount rate, the long-term growth rate and forecasted EBITDA margins for the subsequent five-year period (2026-2030) and perpetuity beyond the final year.

Management makes estimates, assumptions and judgements on uncertain matters. For each group of cash-generating units to which goodwill has been allocated, the value in use is determined based on economic assumptions and forecasted operating conditions as follows:

	2025	2024
U.S. Silicon Metals	U.S.	U.S.
Pre-tax discount rate	17.9%	13.9%
Long-term growth rate	2.2%	2.3%
Forecasted EBITDA margins	(3%)-35%	(2%)-26%

	2025	2024
U.S. Silicon Based Alloys	U.S.	U.S.
Pre-tax discount rate	13.4%	13.9%
Long-term growth rate	2.2%	2.3%
Forecasted EBITDA margins	6%-34%	5%-32%

Discount rate

The discount rate, applied to discount the related cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and cost of debt according to the finance structure determined for each group of  CGUs.

This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and the impact of those risks not already considered on cash flows, such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset, constantly monitoring the fluctuations of the financial markets.

The main underlying data used in these calculations are obtained from independent and renowned external information sources.

Long-term growth rate

Cash flow projections from the terminal year are calculated using an expected constant growth rate (g), considering projected CPI data collected from a variety of third party, external sources.

Forecasted EBITDA margins

Forecasted EBITDA margins are the projection of EBITDA divided by sales over the forecast period. EBITDA is defined as net profit (loss) attributable to the parent, adjusted by (i) profit (loss) attributable to non-controlling interest; (ii) income tax (benefit) expense; (iii) net finance expense; and (iv) depreciation and amortization charges.

For forecasted EBITDA margins, the Company determines its projected sales and cost of sales through a combination of analysis of prior year actuals and budgeted pricing and volumes. Where applicable, the Company relies on third party sources to derive key inputs. Internally, the Company reviews contracted amounts as well as forecasts. Finally, corporate overheads are allocated using an internal key based on projected volumes.

These assumptions have been used in the impairment test for each of the two groups of cash-generating units to which goodwill has been allocated.

These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of CGU groups identified for impairment testing and the criteria used to determine which assets should be aggregated. Changes in our business activities or structure may also result in additional changes to the level of testing in future periods. Further, future events could cause the Group to conclude that impairment indicators exist and that the asset values associated with a given operation have become impaired.

Sensitivity to changes in assumptions

Changing management’s assumptions could affect the evaluation of the value in use of our groups of cash-generating units and, therefore, the impairment result. For the years ended December 31, 2025, 2024 and 2023, the Company recorded impairment losses of $1,747 thousand, $15,483 thousand and nil, respectively, in our U.S. Silicon Metal CGU group and as of December 31, 2025 the Company retained $7,144 thousand of headroom between the carrying value of our U.S. Silicon based Alloys CGU group including goodwill and its recoverable value.

The sensitivity analysis revealed that no reasonably possible changes in any of the key assumptions would result in a material adjustment in the carrying amount of our U.S. Silicon Metal CGU group or our U.S. Silicon Based Alloys CGU group as of December 31, 2025.